                           FIFTH AMENDMENT AND WAIVER

                  FIFTH AMENDMENT AND WAIVER (this "Amendment"), dated as of January 11, 2000, among Frontier Insurance Group, Inc. (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and Deutsche Bank AG, New York Branch and/or Cayman Islands Branch, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :

                  WHEREAS, the Borrower, the Banks and the Administrative Agent are party to a Credit Agreement, dated as of June 3, 1997 (as amended, modified and supplemented prior to the date hereof, the "Credit Agreement"); and

                  WHEREAS, the Borrower has requested that the Banks provide the amendment and waiver provided for herein and the Banks have agreed to provide such amendment and waiver on the terms and conditions set forth herein;

                  NOW, THEREFORE, it is agreed:

                  1. On the Amendment Effective Date (as defined below), the Commitment of each Bank shall be modified to be the amount set forth opposite the name of such Bank on Annex I hereto. On the Amendment Effective Date, Annex I to the Credit Agreement shall be deemed amended to read as set forth in Annex I attached hereto to give effect to the foregoing.

                  2. The Banks hereby waive any Default or Event of Default that has arisen or will arise under the Credit Agreement solely as a result of the failure of the Borrower to comply with the requirements of Sections 7.08, 7.09 and 7.10 of the Credit Agreement through and including December 31, 1999; provided that the waiver set forth in this Section 2 shall terminate on January 28, 2000 unless, on or prior to such date, the Borrower has consummated the sale of Lyndon in accordance with the provisions of Section 8(iii) of this Amendment.

                  3. Prior to the consummation of the sale of Lyndon referred to below in this Amendment, the Borrower shall not be permitted to incur additional Loans under the Credit Agreement.

                  4. Section 1.09 of the Credit Agreement is hereby amended by inserting the text "the Applicable Base Rate Margin plus" immediately following the text "shall at all times be" appearing in clause (a) thereof.

                  5. Section 2.03 of the Credit Agreement is hereby amended by inserting at the end thereof the following new clauses (c), (d) and (e):

                  "(c) In addition to any other mandatory commitment reductions pursuant to this Section 2.03, on each date on or after the Fifth Amendment Effective Date upon which the Borrower or any of its Subsidiaries receives any cash proceeds from any incurrence by the Borrower or any of its Subsidiaries of Indebtedness (including, without limitation, convertible Indebtedness) pursuant to Section 7.04(k), the Net Debt Proceeds of such incurrence shall be applied as follows: (i) the Borrower may retain the first $32,500,000 of Net Debt Proceeds from such incurrence (or, if more than one such incurrence occurs, the first $32,500,000 in the aggregate from all such incurrences), and (ii) of the Net Debt Proceeds in excess of $32,500,000 from all such incurrences, the Total Commitment shall be permanently reduced on the date of each such incurrence by an amount equal to 50% of such excess.

                  (d) In addition to any other mandatory commitment reductions pursuant to this Section 2.03, on each date on or after the Fifth Amendment Effective Date upon which the Borrower or any of its Subsidiaries receives any cash proceeds from any sale or issuance of its equity (other than capital contributions made to a Subsidiary by the Borrower or another Subsidiary), the Total Commitment shall be permanently reduced on such date by an amount equal to 25% of the Net Equity Proceeds of the respective sale or issuance.

                  (e) Each partial reduction to the Total Commitment pursuant to this Section 2.03 shall apply proportionately to the Commitment of each Bank."

                  6. Section 5 of the Credit Agreement is hereby amended by inserting the following new Section 5.18 immediately following Section 5.17 thereof:

                  "5.18 Pledge Agreement. On and after January 21, 2000, the security interests created in favor of the Collateral Agent, as pledgee, for the benefit of the Secured Creditors, under the Pledge Agreement constitute first priority perfected security interests in the Pledge Agreement Collateral described therein, subject to no security interests of any other Person."

                  7. Section 6 of the Credit Agreement is hereby amended by inserting the following new Section 6.09 immediately following Section 6.08 thereof:

                  "6.09 Pledge of Certain Subsidiaries. The Borrower shall promptly (and, in any event, before January 21, 2000) (i) grant to the Administrative Agent, for the benefit of the Banks, a first priority security interest in all of the capital stock of Frontier Insurance Company, Western Indemnity Insurance Company and each Non-Regulated Insurance Company, in each case pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent (it being understood that such documentation shall provide that remedies under the Pledge Agreement shall only be exercisable upon an Event of Default of the type set forth in Sections 8.01 or 8.05) and (ii) enter into such amendments to this Agreement and/or other documentation in connection with the creation of such security interests as the Administrative Agent shall reasonably request; provided that (w) the banks party to the DF Credit Agreement (as creditors of the

         Borrower as a result of the Borrower's guaranty of such DF Credit Agreement), (x) the banks party to the RSD Loan Agreement (as creditors of the Borrower as a result of the Borrower's guaranty of such RSD Loan Agreement), (y) the banks party to the D&O Credit Agreement (as creditors of the Borrower as a result of the Borrower's guaranty of such D&O Credit Agreement) and (z) the Banks (and/or their affiliates) party to the Interest Rate Agreements, shall share in the security interests created by this Section 6.09 on an equal and ratable basis; provided further that (x) the aggregate principal amount of DF Credit Agreement Obligations (as defined in the Pledge Agreement) secured by the Pledge Agreement shall not exceed $7,850,000, (y) the aggregate principal amount of RSD Loan Agreement Obligations (as defined in the Pledge Agreement) secured by the Pledge Agreement shall not exceed $1,680,000 and (z) the aggregate principal amount of D&O Credit Agreement Obligations (as defined in the Pledge Agreement) secured by the Pledge Agreement shall not exceed $4,417,650."

                 8. Section 7.02 of the Credit Agreement is hereby amended by:

                 (i) deleting the word "and" appearing at the end of clause (f);

                 (ii) deleting the period at the end of clause (g) thereof and inserting in lieu thereof the text "; and";

                  (iii) inserting the following new clause (h) immediately following clause (g):

                          "(h) The Borrower may sell Lyndon so long as (i) no
                 Default or Event of Default exists at such time or would exist immediately after giving effect thereto, (ii) such sale is for fair market value (as determined in good faith by the management of the Borrower), (iii) $75,000,000 of the net sale proceeds therefrom is utilized concurrently with the consummation of such sale to repay outstanding Loans and (iv) upon the consummation of such sale, the Total Commitment is permanently reduced to $67,800,000."; and

                 (iv) inserting the following text at the end of said
Section 7.02:

                 "To the extent the Required Banks (or, to the extent required by Section 11.12, each Bank) waive the provisions of this
                 Section 7.02 with respect to the sale or other disposition of any Collateral, or any Collateral is sold as permitted by this
                 Section 7.02, such Collateral in each case shall be sold or otherwise disposed of free and clear of the Liens created by the Pledge Agreement and the Administrative Agent shall take such actions (including, without limitation, directing the Collateral Agent to take such actions) as are reasonably requested by the Borrower in connection therewith."

                 9. Section 7.03 of the Credit Agreement is hereby amended by
(i) deleting the word "and" appearing at the end of clause (l) thereof, (ii) deleting the period appearing at the end of clause (m) and inserting in lieu thereof the text "; and" and (iii) inserting the following new clause (n):

                  "(n)     Liens created pursuant to the Pledge Agreement."

                  10. Section 7.04 of the Credit Agreement is hereby amended by
(i) deleting the word "and" appearing at the end of clause (i) thereof, (ii) deleting the period appearing at the end of clause (j) and inserting in lieu thereof the text "; and" and (iii) inserting at the end thereof the following new clause (k):

                  "(k) additional Indebtedness (including, without limitation, Indebtedness which is convertible into equity of the Borrower) of the Borrower not otherwise permitted hereunder, so long as
                  (i) the aggregate outstanding principal amount of such Indebtedness does not exceed $82,500,000 at any time, (ii) such Indebtedness is subordinated to the Obligations hereunder on terms reasonably satisfactory to the Administrative Agent and the Required Banks and (iii) the terms and conditions of such Indebtedness are approved by the Administrative Agent and the Required Banks, which approval shall not be unreasonably withheld or delayed."

                  11. Section 7.08 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 7.08:

                  "7.08 Leverage Ratio. The Borrower will not permit the ratio of (i) Consolidated Indebtedness to (ii) Total Capitalization at (a) any time on or prior to December 31, 2000 to be greater than 0.35:1.00, (b) any time after December 31, 2000 and on or prior to December 31, 2001 to be greater than 0.325:1.00 and
                  (c) any time after December 31, 2001 to be greater than 0.30:1.00; provided that for purposes of this Section 7.08, any outstanding Indebtedness described in Section 7.04(k) shall be excluded from the calculation of Consolidated Indebtedness".

                  12. Section 7.09 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 7.09:

                  "7.09 Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio for any Test Period ending on the last day of a fiscal quarter described below to be less than the amount set forth opposite such fiscal quarter below:

                         Fiscal Quarter Ending                Ratio
                             March 31, 2000                 1.50:1.00
                             June 30, 2000                  1.50:1.00
                           September 30, 2000               1.50:1.00
                           December 31, 2000                1.50:1.00
                             March 31, 2001                 1.75:1.00
                             June 30, 2001                  1.75:1.00
                           September 30, 2001               1.75:1.00
                           December 31, 2001                1.75:1.00
                     March 31, 2002 and thereafter          2.00:1.00

                  provided that for purposes of this Section 7.09, interest on any outstanding Indebtedness described in Section 7.04(k) shall be excluded from the calculation of Interest Expense."

                  13. Section 7.10 of the Credit Agreement is hereby amended by deleting the ratio "2.0:1.0" appearing therein and inserting in lieu thereof the ratio "2.5:1.0".

                  14. Section 8 of the Credit Agreement is hereby amended by (i) inserting the word "or" at the end of Section 8.08 thereof and (ii) inserting the following new Section 8.09 immediately following Section 8.08 thereof:

                  "8.09 Pledge Agreement. At any time after January 21, 2000, the Pledge Agreement shall cease to be in full force and effect, or shall cease to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a first priority perfected security interest in, and Lien on, all of the Collateral subject thereto, in favor of the Collateral Agent, superior to and prior to the rights of all third Persons and subject to no other Liens), or the Borrower shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Pledge Agreement;".

                  15. Section 9 of the Credit Agreement is hereby amended as follows:

                  (i) by deleting the table appearing in the definition of "Applicable Eurodollar Rate Margin" in its entirety and inserting the following new table in lieu thereof:


                  "Applicable Rating Period      Applicable Eurodollar Rate Margin
                  -------------------------      ---------------------------------
                  Category A Period                       0.800%
                  Category B Period                       1.000%
                  Category C Period                       1.750%
                  Category D Period                       2.000%";

                  (ii) by deleting the table appearing in the definition of "Applicable Facility Fee Percentage" in its entirety and inserting the following new table in lieu thereof:

                  "Applicable Rating Period      Applicable Facility Fee Percentage
                  -------------------------      ---------------------------------
                  Category A Period                       0.200%
                  Category B Period                       0.220%
                  Category C Period                       0.250%
                  Category D Period                       0.350%";

                  (iii) by inserting the text ", the Pledge Agreement" immediately following the word "Agreement" appearing in the definition of "Credit Documents";

                  (iv) by deleting the date "June 2, 2003" appearing in the definition of "Final Maturity Date" and inserting in lieu thereof the date "December 31, 2002";

                  (v) by deleting the text "Cash Flow" appearing in the definition of "Interest Coverage Ratio" and inserting in lieu thereof the text "Consolidated EBIT";

                  (vi) by inserting the word "and" at the end of clause (i) of the definition of "Consolidated Net Income", by inserting a period at the end of clause (ii) thereof, and by deleting clause (iii) thereof;

                  (vii) by amending the definition of "Interest Expense" to read in its entirety as follows:

                  "Interest Expense" shall mean, for any period, the sum of all interest expense of the Borrower and its Subsidiaries for such period (including, without limitation, interest paid in connection with the Convertible Debentures) determined on a consolidated basis in accordance with GAAP.;

                  (viii) by amending the definition of "Test Period" by (i) deleting the date "June 30, 1998" and inserting in lieu thereof the date "September 30, 2000" and (ii) deleting the date "September 30, 1997" in each place where such date appears and inserting in lieu thereof, in each such place, the date "March 31, 2000"; and

                  (ix) by inserting the following new definitions in their appropriate alphabetical order:

                  "Applicable Base Rate Margin" shall mean, for any day, the rate per annum set forth below opposite the Applicable Rating Period then in effect:


                  Applicable Rating Period       Applicable Base Rate Margin
                  -------------------------      ---------------------------------
                  Category A Period                       0%
                  Category B Period                       0%
                  Category C Period                       0.750%
                  Category D Period                       1.000%

                  "Collateral" shall mean all of the Collateral as defined in the Pledge Agreement.

                  "Collateral Agent" shall mean the Administrative Agent acting as collateral agent for the Banks.

                  "D&O Credit Agreement" shall mean the Credit Agreement dated as of June 24, 1999 among various directors and officers of the Borrower, the various lenders party thereto and Bank of America National Trust and Savings Association.

                  "DF Credit Agreement" shall mean the Credit Agreement dated as of December 15, 1998 among Douglass/Frontier, LLC, the various lenders party thereto and Deutsche Bank AG, New York Branch and/or Cayman Islands Branch, as Administrative Agent.

                  "Consolidated EBIT" shall mean, for any period, the Consolidated Net Income of the Borrower for such period, before interest expense and provision for taxes based on income and without giving effect to any extraordinary gains or losses or gains or losses from sales of assets other than assets sold in the ordinary course of business.

                  "Fifth Amendment Effective Date" shall mean the Amendment Effective Date under and as defined in the Fifth Amendment and Waiver to this Agreement, dated as of January 11, 2000.

                  "Net Debt Proceeds" shall mean, with respect to each incurrence of Indebtedness by any Person, the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) received by such Person from the respective incurrence of such Indebtedness.

                  "Net Equity Proceeds" shall mean, with respect to each issuance or sale of any equity by any Person or any capital contribution to such Person, the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) received by such Person from the respective sale or issuance of its equity or from the respective capital contribution.

                  "Pledge Agreement" shall mean the pledge agreement to be entered into pursuant to Section 6.09 hereof.

                   "RSD Loan Agreement" shall mean the Loan Agreement dated as of April 15, 1998 between Robert Spencer Douglass, III and Union
         Bank of California, N.A.

                   "Secured Creditors" shall have the meaning provided in the Pledge Agreement.

                  16. Section 11.12 of the Credit Agreement is hereby amended by
(i) deleting the word "or" appearing immediately before clause (iii) and inserting in lieu thereof a comma, and (ii) inserting the following text immediately following clause (iii) thereof:

         "or (iv) release all or any material part of the Collateral (except as expressly provided in this Agreement)".

                  17. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Amendment Effective Date (as defined below) after giving effect to this Amendment and (ii) on the Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects, except (a) to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) in the case of Section 5.08(e) of the Credit Agreement, for the matters described in the press releases of the Borrower dated October 6, 1997, February 2, 1998 and February 17, 1998.

                  18. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

                  19. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  20. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  21. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  22. The Borrower hereby covenants and agrees that, so long as the Amendment Effective Date occurs, it shall pay each Bank which executes and delivers to the Administrative Agent a counterpart hereof by the later to occur of (x) the close of business on the Amendment Effective Date or (y) 5:00 p.m. (New York time) on January 14, 1999, a cash fee in an amount equal to 10 basis points (.10%) of an amount equal to the Commitment of such Bank, in each case as same is in effect on the Amendment Effective Date after giving effect to this Amendment. All fees payable pursuant to this Section 22 shall be paid by the Borrower to the Administrative Agent for distribution to the Banks not later than the first Business Day following the Amendment Effective Date.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

                                   FRONTIER INSURANCE GROUP, INC.


                                   By:________________________________
                                      Name:
                                      Title:

                                   DEUTSCHE BANK AG, NEW YORK
                                   BRANCH AND/OR CAYMAN ISLANDS
                                   BRANCH,

                                   Individually and as Administrative Agent


                                   By:_________________________________
                                      Name:
                                      Title:


                                   By:_________________________________
                                      Name:
                                      Title:

                                   BANK OF AMERICA, N.A.


                                   By:________________________________
                                      Name:
                                      Title:

                                   THE BANK OF NEW YORK


                                   By:________________________________
                                      Name:
                                      Title:

                                   BANK ONE, N.A. (main office - Chicago)
                                   (f/k/a The First National Bank of Chicago)


                                   By:________________________________
                                      Name:
                                      Title:

                                    FIRST UNION NATIONAL BANK

                                    By:________________________________
                                       Name:
                                       Title:


                                    UNION BANK OF CALIFORNIA, N.A.

                                    By:________________________________
                                       Name:
                                       Title:

                                                                         ANNEX I



                          LIST OF BANKS AND COMMITMENTS



Bank                                                 Commitment
----                                                 -----------
Deutsche Bank AG, New York Branch
   and/or Cayman Islands Branch                      $ 39,575,999.91
Bank of America NT & SA                              $ 17,136,000.00
The Bank of  New York                                $ 17,136,000.00
Bank One, N.A. (main office - Chicago)               $ 22,848,000.00
First Union National Bank                            $ 22,848,000.00
Union Bank of California, N.A.                       $ 23,256,000.09

    Total:                                           $142,800,000.00
